                                                                   EXHIBIT 10.29

                                 FIRST AMENDMENT
                          TO STOCK PURCHASE AGREEMENT
                          ---------------------------

     This First Amendment to Stock Purchase Agreement is executed by and among Aviation Group, Inc. (the "Company"), Aero Design, Inc. ("ADI"), Battery Shop, LLC ("Battery"), and Carolyn Lynn and Grady Lynn (each a "Seller" and collective, the "Sellers").

                                   RECITALS
                                   --------

     WHEREAS, the parties hereto have entered into that certain Stock Purchase Agreement dated as of March 23, 1998 (the "Agreement") pursuant to which the Company purchased ADI and Battery from Sellers and issued to Sellers 134.398 shares of Common Stock of the Company (the "Shares");

     WHEREAS, in Section 3.4 of the Agreement, the Company guaranteed to protect Sellers from losses realized by Sellers upon the resale of the Shares, up to a maximum amount of liability of $450,000.00.

     WHEREAS, the market trading price for the Company's Common Stock has declined significantly since the date of the closing of the purchase under the Agreement and the Company would have to make substantial payments to Sellers under its guaranty should Sellers resell their Shares;

     WHEREAS, the Company has offered to issue 153,250 registered shares of Common Stock to Sellers in exchange for a release and cancellation by the Sellers of the guaranty by the Company against loss on resale of the Shares, and Sellers are willing to exchange such guaranty right for such new issuance of shares;

     NOW THEREFORE, for and in consideration of the premises and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 3.4 of the Agreement is hereby deleted in its entirety, and Sellers, upon receiving negotiable, saleable, public stock (including the formal opinion of counsel to Company of the ability to publicly sell) shall release and cancel any rights to payments that they have or may have in the future arising under Section 3.4 of the Agreement.

     2. In exchange for such deletion, release and cancellation, the Company does hereby agree to issue to Sellers 153,250 shares of Common Stock.

     3. The Agreement, as amended hereby, shall continue in full force and effect in accordance with its terms.
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EXECUTED as of April 30, 1999.

                                   AVIATION GROUP, INC.


                                   By: /s/ Richard Morgan
                                      -------------------------------------
                                   Name: RICHARD MORGAN
                                        -----------------------------------
                                   Title: CFO
                                         ----------------------------------


                                   AERO DESIGN, INC.


                                   By: /s/ Richard Morgan
                                      -------------------------------------
                                   Name: RICHARD MORGAN
                                        -----------------------------------
                                   Title: SECRETARY
                                         ----------------------------------


                                   BATTERY SHOP, L.L.C.


                                   By: /s/ Richard Morgan
                                      -------------------------------------
                                   Name: RICHARD MORGAN
                                        -----------------------------------
                                   Title: SECRETARY
                                         ----------------------------------


                                   /s/ Carolyn Lynn
                                   ----------------------------------------
                                   Carolyn Lynn


                                   /s/ Grady Lynn
                                   ----------------------------------------
                                   Grady Lynn